                                                                  EXHIBIT 10.8.6

                                AMENDMENT NO. 1
                    TO AMENDED AND RESTATED CREDIT AGREEMENT


         This AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT (the "Amendment Agreement"), dated as of December 31, 1999 is made by and among ACSYS, INC. a Georgia corporation having its principal place of business in Atlanta, Georgia (the "Borrower"), BANK OF AMERICA, N.A., SUCCESSOR IN INTEREST TO NATIONSBANK, N. A., a national banking association organized and existing under the laws of the United States, as Lender, BANK OF AMERICA, N.A., SUCCESSOR IN INTEREST TO NATIONSBANK, N. A., in its capacity as administrative agent for the Lenders (in such capacity, the "Agent"), and the Lenders party hereto. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement (as defined below).

                              W I T N E S S E T H:


         WHEREAS, the Borrower, the Agent and the Lenders have heretofore entered into that certain Amended and Restated Revolving Credit Agreement dated as of April 13, 1999 (as amended, modified, supplemented or amended and restated from time to time, the "Credit Agreement") pursuant to which the Lenders agreed to make a revolving credit facility to the Borrower; and

         WHEREAS, each Domestic Subsidiary of the Borrower (each a "Guarantor" and collectively the "Guarantors") is party to that certain Amended and Restated Guaranty and Suretyship Agreement dated as of April 13, 1999 (as amended, modified, supplemented or amended and restated from time to time, the "Guaranty Agreement") pursuant to which the Guarantors guaranteed full payment and performance of the Borrower's Obligations under the Credit Agreement; and

         WHEREAS, the Borrower has requested that the Agent and the Lenders amend the Credit Agreement in the manner provided herein; and

         WHEREAS, upon the terms and conditions contained herein, the Agent and the Lenders are willing to amend the Credit Agreement;

         NOW, THEREFORE, in consideration of the premises and conditions herein set forth, it is hereby agreed as follows:

         1. CREDIT AGREEMENT AMENDMENT. Subject to the conditions hereof, the Credit Agreement is hereby amended, effective as of the date the conditions set forth in Section 3 of this Amendment Agreement are satisfied, as follows:

         (a) The definition of "Applicable Margin" in Section 1.02 is hereby amended and restated as follows:

                  "'Applicable Margin' means, at any time during the periods below, that percent per annum for the fiscal quarter set forth in Table I below which shall be based upon the Revolving Credit Outstandings as at the last day of the preceding fiscal quarter as specified in Table I below:

                                    TABLE I

----------------------------------------------------------------------------------------------------------------------
       Fiscal Quarter and Revolving Credit              Applicable Margin for              Applicable Margin for
                  Outstandings                             Base Rate Loans                 Eurodollar Rate Loans
----------------------------------------------------------------------------------------------------------------------
October 1, 2000 to December 31, 2000 and
Revolving Credit Outstandings equal  or exceed                  2.25%                             3.75%
$35,000,000 as at September 30, 2000
----------------------------------------------------------------------------------------------------------------------
January 1, 2001 to March 31, 2001 and  Revolving
Credit  Outstandings equal or exceed $30,000,000                2.50%                             4.00%
as at December 31, 2000
----------------------------------------------------------------------------------------------------------------------
April 1, 2001 to June 30,  2001 and July 1, 2001
to  October  31,  2001  and   Revolving   Credit                2.75%                             4.25%
Outstandings  equal or exceed  $25,000,000 as at
March 31, 2001 and June 30, 2001, respectively
----------------------------------------------------------------------------------------------------------------------

                  ; provided, however that from January 1, 2000 to and including September 30, 2000, the Applicable Margin shall be 2.00% for Base Rate Loans and 3.50% for Eurodollar Rate Loans; provided, further, however, that if the Revolving Credit Outstandings shall be less than the amounts described in Table I above as at the last day of the fiscal quarter specified, and the Compliance Certificate for the Four-Quarter Period ending on such date indicates that the Consolidated Leverage Ratio is not more than 3.00 to 1.00 and the Consolidated Fixed Charge Coverage Ratio is not less than
                  1.75 to 1.00 and no other Default or Event of Default exists, then the Applicable Margin shall be based on the Consolidated Leverage Ratio as set forth in Table II below starting on the date next following the date the Compliance Certificate for such Four-Quarter Period is received:

                                    TABLE II

----------------------------------------------------------------------------------------------------------------------
        Tier                    Consolidated Leverage Ratio                  Applicable              Applicable
                                                                           Margin for Base           Margin for
                                                                              Rate Loans           Eurodollar Rate
                                                                                                        Loans
----------------------------------------------------------------------------------------------------------------------
         I                  Equal to or less than 1.50 to 1.00                 0.00%                   1.50%
----------------------------------------------------------------------------------------------------------------------
         II             Greater than 1.50 to 1.00 and less than or             0.25%                   1.75%
                                   equal to 2.00 to 1.00
----------------------------------------------------------------------------------------------------------------------
        III             Greater than 2.00 to 1.00 and less than or             0.50%                   2.00%
                                   equal to 2.50 to 1.00
----------------------------------------------------------------------------------------------------------------------
         IV             Greater than 2.50 to 1.00 and less than or             0.75%                   2.25%
                                   equal to 3.00 to 1.00
----------------------------------------------------------------------------------------------------------------------
         V                       Greater than 3.00 to 1.00                     1.00%                   2.50%
----------------------------------------------------------------------------------------------------------------------

                  and provided, further, however, that if the Revolving Credit Outstandings shall be greater than or equal to the amounts described in Table I above as at the last day of the fiscal quarter specified, and the Compliance Certificate for the Four-Quarter Period ending on such date indicates that the Consolidated Leverage Ratio is not more than 3.00 to 1.00 and the Consolidated Fixed Charge Coverage Ratio is not less than
                  1.75 to 1.00 and no other Default or Event of Default exists, then the Applicable Margin shall be based on the Consolidated Leverage Ratio as set forth in Table III below starting on the date next following the date the Compliance Certificate for such Four-Quarter Period is received:

                                   TABLE III

----------------------------------------------------------------------------------------------------------------------
        Tier                    Consolidated Leverage Ratio                  Applicable              Applicable
                                                                           Margin for Base           Margin for
                                                                              Rate Loans           Eurodollar Rate
                                                                                                        Loans
----------------------------------------------------------------------------------------------------------------------
         I                  Equal to or less than 1.50 to 1.00                 1.00%                   2.50%
----------------------------------------------------------------------------------------------------------------------
         II             Greater than 1.50 to 1.00 and less than or             1.25%                   2.75%
                                   equal to 2.00 to 1.00
----------------------------------------------------------------------------------------------------------------------
        III             Greater than 2.00 to 1.00 and less than or             1.50%                   3.00%
                                   equal to 2.50 to 1.00
----------------------------------------------------------------------------------------------------------------------
         IV             Greater than 2.50 to 1.00 and less than or             1.75%                   3.25%
                                   equal to 3.00 to 1.00
----------------------------------------------------------------------------------------------------------------------
         V                       Greater than 3.00 to 1.00                     2.00%                   3.50%
----------------------------------------------------------------------------------------------------------------------

                  The Applicable Margin shall be established at the end of each fiscal quarter of the Borrower (each, a "Determination Date"). With respect to changes in the Applicable Margin based on the Consolidated Leverage Ratio set forth in the Tables II and III above, each such change in the Applicable Margin following each Determination Date shall be determined based upon the computations set forth in the Compliance Certificate furnished to the Agent pursuant to Section 8.01(a)(ii) and Section 8.01(b)(ii), subject to review and approval of such computations by the Agent, shall be effective commencing on the date following the date such Compliance Certificate is received (or, if earlier, the date such Compliance Certificate was required to be delivered) until the date following the date on which a new Compliance Certificate is delivered (or, if a new Compliance Certificate is delivered later than required, until the date preceding the date such Compliance Certificate was required to have been delivered); provided, however, if the Borrower shall fail to deliver any such Compliance Certificate within the time period required by Section 8.01, then the Applicable Margin shall be the Applicable Margin listed in Table I above for the applicable fiscal quarter and the type of Loan, regardless of the principal amount of Revolving Credit Outstandings, until the appropriate Compliance Certificate is so delivered.

         (b) Section 1.02 is hereby amended by adding a new definition of "Cash Collateral Account" as follows:

                  "`Cash Collateral Account' shall have the meaning ascribed thereto in the Cash Collateral Agreement."

         (c) Section 1.02 is hereby amended by adding a new definition of "Cash Collateral Agreement" as follows:

                  "'Cash Collateral Agreement' means that certain Cash Collateral Agreement entered into by and among the Borrower, its Subsidiaries and the Agent on behalf of the Lenders substantially in the form of Exhibit L hereof."

         (d) The definition of "Change of Control" in Section 1.02 is hereby amended by deleting section (ii) thereof and replacing in its stead the following:

                  "(ii) the replacement of a majority of the Board of Directors of the Borrower over an eighteen month period commencing on December 31, 1999 from the directors who constituted the Board of Directors of the Borrower at the beginning of such period, and the election of each such replacement director shall not have been approved by a vote of at least a majority of the Board of Directors of the Borrower then still in office who either were members of such Board of Directors at the beginning of such period or whose election as a member of such Board of Directors was previously so approved."

                  and by deleting section (iii) thereof and replacing in its stead the following:

                  "(iii) any Person or two or more Persons, other than those persons listed in clause (ii) hereof, acting in concert shall have acquired by contract or otherwise, or shall have entered into a contract or arrangement that, upon consummation thereof, will result in its or their acquisition of the power to exercise, directly or indirectly, a controlling influence on the management or policies of the Borrower; provided, however, that the following shall not be included in this definition of "Change of Control": the Borrower's entry into
                  (i) any contract or arrangement for the purchase or merger of the Borrower by or with any Person or Persons which provides in writing for payment in full of all of the Obligations hereunder and reduction of the Total Revolving Credit Commitment to zero prior to or concurrently with effectiveness of such purchase or merger transaction or (ii) a letter of intent (or similar documentation less binding than, or intended to be preliminary to, a definitive purchase and sale or merger agreement) for the negotiation of the purchase or merger of the Borrower by or with any Person or Persons and the conduct of due diligence relating thereto."

         (e) The definition of "Consolidated EBITDA" in Section 1.02 is hereby amended in its entirety so that as amended it reads as follows:

                  "Consolidated EBITDA" means, with respect to the Borrower and its Subsidiaries for the Four-Quarter Period ending on the date of computation thereof, the sum of, without duplication
                  (i) Consolidated Net Income, (ii) Consolidated Interest Expense, (iii) state and federal taxes on income (to the extent accrued by the Borrower and its Subsidiaries), (iv) amortization, (v) depreciation, and (vi) expenses incurred in connection with the severance of employees by the Borrower or any Subsidiary during the fiscal quarter ended December 31, 1999 in an amount not to exceed $2,200,000 for each of the four Four-Quarter Periods which include the fiscal quarter ended December 31, 1999 (in addition to any amounts previously incurred in connection with the severance of employees by the Borrower or any Subsidiary during the fiscal quarters ended March 31, 1999 and September 30, 1999 as set forth in the Compliance Certificates and supporting schedules thereto previously delivered by the Borrower for such fiscal quarters), all determined on a consolidated basis in accordance with GAAP applied on a Consistent Basis."

         (f) The definition of "Required Lenders" in Section 1.02 is hereby amended by deleting the phrase "66 2/3%" in the second line of such definition and replacing in its stead the phrase "80%."

         (g) The definition of "Stated Termination Date" in Section 1.02 is hereby amended in its entirety so that as amended it reads as follows:

                  "Stated Termination Date" means October 31, 2001.

         (h)      The definition of "Total Revolving Credit Commitment" in
                  Section 1.02 is hereby amended in its entirety so that as amended it reads as follows:

                  "Total Revolving Credit Commitment" means a principal amount equal to $55,000,000, as reduced from time to time in accordance with Section 2.07."

         (i) Section 2.12 is hereby amended in its entirety so that as amended it reads as follows:

                  "2.12 Use of Proceeds. The proceeds of the Loans made hereunder shall be used by the Borrower as follows: (i) a principal amount not to exceed $45,000,000 at any time outstanding may be used to finance working capital, capital expenditures and other lawful general corporate purposes, and
                  (ii) a principal amount not to exceed $10,000,000 at any time outstanding may be used to finance Acquisitions permitted hereunder."

         (j) Section 4.07 is hereby amended and restated in its entirety so that as amended it reads as follows:

                  "4.07. Replacement Banks. If (a) a Lender requests compensation from the Borrower pursuant to Section 4.01, (b) it becomes unlawful for a Lender to make Eurodollar Rate Loans as set forth in Section 4.03, (c) a Lender refuses or otherwise fails to consent to any waiver, amendment or other modification of any Loan Document which (i) requires the written consent of more than the Required Lenders under
                  Section 12.06 and (ii) has been approved in writing by the Required Lenders or (d) the Borrower elects to replace First Union as a Lender, then so long as there does not then exist any Default or Event of Default, the Borrower may, in its sole discretion, on ten (10) Business Days' prior written notice to the Agent and any such Lender described in clauses
                  (a), (b), (c) or (d) above, cause such Lender to (and such Lender shall) assign, pursuant to Section 12.01, all of its rights and obligations under this Agreement to an Eligible Assignee designated by the Borrower which is willing to become a Lender for a purchase price equal to the outstanding principal amount of the Loans and Reimbursement Obligations payable to such Lender plus any accrued but unpaid interest on such Loans and Reimbursement Obligations, any accrued but unpaid fees payable hereunder to such Lender and any other amount payable to such Lender under this Agreement; provided, however, that any expenses or other amounts which would be owing to such Lender pursuant to any indemnification provision hereof (including, if applicable, Section 4.05) shall be payable by the Borrower as if the Borrower had prepaid the Loans of such Lender rather than such Lender having assigned its interest hereunder, and provided, further, however, that the replacement of First Union as a Lender shall require the approval of all Lenders other than First Union. The Borrower or the assignee shall pay the applicable processing fee under Section 12.01. This Section
                  4.07 shall not be applicable to the replacement of the Swing Line Lender."

         (k)      Article VIII is hereby amended by adding the following
                  Section 8.21 to the end of such Article:

                  "8.21 Cash Collateral Agreement. Subject to the terms of the Cash Collateral Agreement, ensure that all of the accounts receivable of the Borrower and its

                  Subsidiaries are paid directly by the account debtors into a Cash Collateral Account established by the Borrower with the Agent."

         (l) Section 9.01 is hereby amended in its entirety so that as amended it reads as follows:

                  "9.01 Consolidated Leverage Ratio. Permit at the end of each fiscal quarter the Consolidated Leverage Ratio to exceed that set forth opposite such period:

------------------------------------------------------------------------------------------------------------
Four Quarter Periods Ending:                                        Consolidated Leverage Ratio
------------------------------------------------------------------------------------------------------------
December 31, 1999                                                          3.35 to 1.00
------------------------------------------------------------------------------------------------------------
March 31, 2000                                                             3.35 to 1.00
------------------------------------------------------------------------------------------------------------
June 30, 2000                                                              3.35 to 1.00
------------------------------------------------------------------------------------------------------------
September 30, 2000                                                         3.15 to 1.00
------------------------------------------------------------------------------------------------------------
December 31, 2000  and thereafter                                          3.00 to 1.00
------------------------------------------------------------------------------------------------------------


         (m) Section 9.02 is hereby amended in its entirety so that as amended it reads as follows:

                  "9.02 Consolidated Fixed Charge Coverage Ratio. Permit at the end of each fiscal quarter the Consolidated Fixed Charge Coverage Ratio to be less than that set forth opposite such period:

------------------------------------------------------------------------------------------------------------
Four Quarter Periods Ending:                                Consolidated Fixed Charge Coverage Ratio
------------------------------------------------------------------------------------------------------------
December 31, 1999                                                         1.50 to 1.00
------------------------------------------------------------------------------------------------------------
March 31, 2000                                                            1.25 to 1.00
------------------------------------------------------------------------------------------------------------
June 30, 2000                                                             1.25 to 1.00
------------------------------------------------------------------------------------------------------------
September 30, 2000                                                        1.50 to 1.00
------------------------------------------------------------------------------------------------------------
December 31, 2000 and thereafter                                          1.75 to 1.00
------------------------------------------------------------------------------------------------------------


         (n) Section 9.04 is hereby amended in its entirety so that as amended it reads as follows:

                  "9.04 Capital Expenditures. Make or become committed to make Capital Expenditures (i) which exceed $8,000,000 in the aggregate for the combined two Fiscal Year period of the Borrower commencing with the Fiscal Year ending December 31, 1999 and ending with the Fiscal Year ending December 31, 2000 or (ii) which exceed $4,000,000 in the aggregate in any Fiscal Year of the Borrower commencing with the Fiscal Year ending December 31, 2001 (on a noncumulative basis, provided that the Borrower may carry forward to a subsequent Fiscal Year up to $4,000,000 not expended in the previous Fiscal
                  Year).

         (o) Section 9.08 (iv)(D) is hereby amended in its entirety so that as amended it reads as follows:

                  "(D) the consent of the Required Lenders shall be required and"

         (p) Section 9.10 is hereby amended in its entirety so that as amended it reads as follows:

                  "9.10. Restricted Payments. Make any Restricted Payment or apply or set apart any of their assets therefor or agree to do any of the foregoing; provided, however, the Borrower (i) may purchase up to $1,000,000 of its own stock in each Fiscal Year so long as (A) such repurchased stock is immediately retired and not held in treasury stock and (B) immediately prior to and immediately after giving effect thereto no Default or Event of Default shall exist or occur and be continuing and (ii) shall be permitted to make or pay a dividend or distribution on account of its capital stock or on account of any Right (as defined hereinafter) consisting of either (A) a right issued under any plan duly adopted by the Board of Directors of the Borrower to acquire Permitted Preferred Stock (as defined below) upon exercise of such right (a "Right"), (B) the Borrower's common stock or (C) Permitted Preferred Stock. As used herein, "Permitted Preferred Stock" shall mean any preferred stock of the Borrower that (I) does not require the Borrower to pay a dividend on account of such preferred stock (other than in connection with the requirement under any preferred stock, if a dividend is being paid on the common stock, to pay a dividend in an equal amount per share as that paid on the common stock) and (II) is not mandatorily redeemable or redeemable at the option of the holder thereof. The Borrower agrees and acknowledges that it is prohibited from paying any dividend or other distribution on account of its capital stock or any Right other than dividends or distributions payable in the Borrower's common stock, in a Right or in Permitted Preferred Stock."

         (q) Exhibit A of the Credit Agreement is hereby replaced with Exhibit A attached hereto.

         (r) The Credit Agreement is hereby amended by adding a new Exhibit L consisting of the form of Cash Collateral Agreement attached as Exhibit B hereto.

         2. REPRESENTATIONS AND WARRANTIES. In order to induce the Agent and the Lenders to enter into this Amendment Agreement, the Borrower hereby represents and warrants that the Credit Agreement has been re-examined by the Borrower and that except as disclosed by the Borrower in writing to the Lenders as of the date hereof:

                  (a) The representations and warranties made by the Borrower in Article VII thereof are true on and as of the date hereof (except for those representations and warranties which expressly relate to an earlier date) except that the financial statements referred to in Section 7.01(f) shall be those most recently furnished to each Lender pursuant to Section 8.01;

                  (b) There has been no material adverse change in the condition, financial or otherwise, of the Borrower and its Subsidiaries since the Closing Date, other than changes in the ordinary course of business, and no event has occurred which could reasonably be likely to have a Material Adverse Effect; and

                  (c) No condition exists which would constitute a Default or an Event of Default on the part of the Borrower under the Credit Agreement or the Notes, either immediately or with the lapse of time or the giving of notice, or both.

         3. CONDITIONS PRECEDENT. The effectiveness of this Amendment Agreement is subject to the receipt by the Agent of the following:

                  (a) five counterparts of this Amendment Agreement duly executed by all signatories hereto; and

                  (b) five counterparts of the Cash Collateral Agreement duly executed by all signatories thereto; and

                  (c) copies of all additional agreements, instruments and documents which the Agent may reasonably request, such documents, when appropriate, to be certified by appropriate governmental authorities; and

                  (d) receipt of payment by the Agent for the pro rata benefit of the Lenders of an amendment fee equal to $275,000; and

                  (e) receipt of payment by the Agent for all its fees, costs and expenses incurred in connection with the preparation, negotiation and execution of this Amendment Agreement, including without limitation the reasonable fees and disbursements of counsel to the Agent.

         4. ENTIRE AGREEMENT. This Amendment Agreement sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relative to such subject matter. No promise, condition, representation or warranty, express or implied, not herein set forth shall bind any party hereto, and no one of them has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as in this Amendment Agreement otherwise expressly stated, no representations, warranties or commitments, express or implied, have been made by any party to the other. None of the terms or conditions of this Amendment Agreement may be changed, modified, waived or canceled orally or otherwise, in accordance with Section 12.06 of the Credit Agreement.

         5. CONSENT OF GUARANTORS. The Guarantors have joined in the execution of this Amendment Agreement for the purposes of consenting hereto and for the further purpose of confirming their guaranty of the Obligations of the Borrower as provided in the Guaranty Agreement.

         6. CONSENT OF FIRST UNION. By execution of this Amendment, First Union National Bank authorizes its replacement as a Lender subject to the provisions of Section 4.07 of the Credit Agreement, as amended.

         7. FULL FORCE AND EFFECT OF AGREEMENT. Except as hereby specifically amended, modified or supplemented, the Credit Agreement and all other Loan Documents are hereby confirmed and ratified in all respects and shall remain in full force and effect according to their respective terms.

         8. COUNTERPARTS. This Amendment Agreement may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument.

         9. GOVERNING LAW. Section 12.14 of the Credit Agreement shall apply to this Amendment Agreement.

         10. ENFORCEABILITY. Should any one or more of the provisions of this Amendment Agreement be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

         11. CREDIT AGREEMENT. All references in any of the Loan Documents to the Credit Agreement shall mean and include the Credit Agreement as amended hereby.

         12. SUCCESSORS AND ASSIGNS. This Amendment Agreement shall be binding upon and inure to the benefit of each of the Borrower, the Lenders, the Agent and their respective successors, assigns and legal representatives; provided, however, that the Borrower, without the prior written consent of the Lenders, may not assign any rights, powers, duties or obligations hereunder.

                            [Signature Pages Follow]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be duly executed by their duly authorized officers, all as of the day and year first written above.



                                  BORROWER:

                                  ACSYS, INC.

                                  BY:
                                     --------------------------------------
                                  NAME:
                                       ------------------------------------
                                  TITLE:
                                        -----------------------------------


                                  GUARANTORS:

                                  DAVID C. COOPER AND ASSOCIATES, INC.
                                  ACSYS FINANCIAL STAFFING, INC.
                                  EKT, INC.
                                  INFINITY ENTERPRISES, INC.
                                  CAMA OF TAMPA, INC.
                                  ACSYS RESOURCES, INC.
                                  C.P.A. STAFFING, INC.
                                  RYLAN FORBES CONSULTING GROUP, INC.
                                  ACSYS IT, INC.
                                  DRAMONDI, INC.
                                  KPD SYSTEMS, INC.
                                  STAFFING EDGE, INC.

                                  BY:
                                     --------------------------------------
                                  NAME:
                                       ------------------------------------
                                  TITLE:
                                        -----------------------------------

                                  AI INVESTMENTS, INC.

                                  BY:
                                     --------------------------------------
                                  NAME:
                                       ------------------------------------
                                  TITLE:
                                        -----------------------------------

                                  AGENT:

                                  BANK OF AMERICA, N.A., as Agent for the
                                  Lenders

                                  BY:
                                     --------------------------------------
                                  NAME:
                                       ------------------------------------
                                  TITLE:
                                        -----------------------------------


                                  LENDERS:

                                  BANK OF AMERICA, N.A.

                                  BY:
                                     --------------------------------------
                                  NAME:
                                       ------------------------------------
                                  TITLE:
                                        -----------------------------------


                                  FIRST UNION NATIONAL BANK

                                  BY:
                                     --------------------------------------
                                  NAME:
                                       ------------------------------------
                                  TITLE:
                                        -----------------------------------


                                  WACHOVIA BANK, N.A.

                                  BY:
                                     --------------------------------------
                                  NAME:
                                       ------------------------------------
                                  TITLE:
                                        -----------------------------------

                          Exhibit A to Amendment No. 1

                                   EXHIBIT A

                       Applicable Commitment Percentages

Name of Lender                      Revolving Credit                   Applicable
--------------                      ----------------                   ----------
                                    Commitment                         Commitment Percentage
                                    ----------                         ---------------------

Bank of America, N.A.               $27,500,000                        50.0000000%

First Union National Bank           $13,750,000                        25.0000000%

Wachovia Bank, N.A.                 $13,750,000                        25.0000000%


TOTAL                               $55,000,000                               100%

                          Exhibit B to Amendment No. 1

                                   EXHIBIT L

                       Form of Cash Collateral Agreement


                                 See attached.